UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549
FORM 8-K
Current Report
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

December 5, 2024
Date of Report
(Date of earliest event reported)
AGCO CORPORATION
(Exact name of Registrant as specified in its charter)

Delaware	001-12930	58-1960019
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification No.)

4205 River Green Parkway
Duluth, Georgia 30096
(Address of principal executive offices, including Zip Code)
770 813-9200
(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act
Title of Class	Trading Symbol	Name of exchange on which registered
Common stock	AGCO	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02.    Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On December 5, 2024, the Talent and Compensation Committee of the Board of Directors of AGCO Corporation (the “Company”) approved an amendment to the Company’s Executive Non-Qualified Defined Contribution Plan (the “Plan”), which will be effective as of January 1, 2025. The amendment provides that individuals who are employed in the U.S. as Vice Presidents, Senior Vice Presidents, or a higher designation will be eligible to participate in the Plan. It also provides that participants in the Company’s Executive Nonqualified Pension Plan (“ENPP”) who are employed in the U.S. will become participants in the Plan after the ENPP is frozen on December 31, 2024. The amendment sets forth the contribution rates for various sub-groups of participants in the Plan, which range from 6% to 15%. It also provides for prior vesting credit for former ENPP participants. The amendment aligns the definition of “disability” in the Plan with the Company’s long-term disability plan and eliminates the Plan’s separate disability claims procedures. Additionally, the amendment addresses the treatment of contributions for a participant who is not employed during a full Plan year.

The foregoing summary of the amendment to the Plan is not intended to be complete and is qualified in its entirety by reference to the amendment, a copy of which is attached as Exhibit 10.1 to this Current Report on Form 8-K.

Item 9.01.    Financial Statements and Exhibits.

(d) Exhibits

Exhibit No.	Description

10.1	First Amendment of AGCO Corporation Executive Non-Qualified Defined Contribution Plan*
104	Cover Page Interactive Data File - the cover page from this current report on Form 8-K is formatted in Inline XBRL.
_______________
(*) Management contract or compensation plan.

SIGNATURES

    Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

AGCO Corporation

By:	/s/ Damon Audia
Damon Audia Senior Vice President and Chief Financial Officer

Dated: December 6, 2024